UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2025 (February 17, 2025)

M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Chief Executive Officer and Director

On February 17, 2025, Michael J. Ferrantino, Jr. resigned as Chief Executive Officer of M-tron Industries, Inc. ("Mtron" or the "Company") and as a member of the Board of Directors (the "Board"), effective immediately, in order to focus his efforts on the Connectivity Partnership, a fund focused on software, hardware, and services opportunities associated with the proliferation of radio frequency technologies across multiple sectors. Mr. Ferrantino's resignation is not due to any disagreement with the Company or any matter relating to the Company’s operations, policies, or practices.

On February 17, 2025, Mtron and Mr. Ferrantino entered into a Separation Agreement and General Release (the "Separation Agreement"), pursuant to which Mr. Ferrantino's employment with the Company ended, effective as of February 17, 2025. The Separation Agreement provides that Mr. Ferrantino is entitled to certain payments and benefits, including payment of his current salary through March 31, 2025, amounts owed to Mr. Ferrantino for accrued but unused personal leave, and a $174,000 bonus payment for 2024 Company performance. In exchange for such payments, Mr. Ferrantino has agreed to provide certain transition services to the Company through May 15, 2025.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is expected to be filed as an exhibit to the Company's Annual Report on Form 10-K for the period ended December 31, 2024.

Appointment of Interim Chief Executive Officer

On February 17, 2025, in connection with Mr. Ferrantino's departure, the Board appointed Cameron Pforr, age 60, the Company's Chief Financial Officer since October 2024, as the Company's Interim Chief Executive Officer, to hold such position until a permanent successor Chief Executive Officer is appointed. Mr. Pforr will continue to serve as the Company's Chief Financial Officer and principal financial officer and will also serve as the Company's principal executive officer.

Prior to joining Mtron in September 2024, Mr. Pforr served as President and Chief Financial Officer of IronNet, Inc., President and CFO of Fidelis Cybersecurity, Inc., Vice President - Strategy & Corporate Development of Jenzabar, Inc., and President and CFO of WhipTail Technologies LLC. Mr. Pforr was also a senior technology investment banker at Revolution Partners and Deutsche Banc Alex. Brown as well as a strategy consultant at Bain & Co. Mr. Pforr is a graduate of the College of William and Mary, where he earned a Bachelor of Science in Computer Science, the Wharton School at the University of Pennsylvania, where he earned a Master of Business Administration, and the University of Pennsylvania, where he earned a Master of Arts in International Studies.

There are no arrangements or understandings between Mr. Pforr and any other person pursuant to which he was appointed to serve as the Company’s Interim Chief Executive Officer and principal executive officer. Mr. Pforr has no family relationship with any director or executive officer of the Company, and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Any changes to Mr. Pforr's compensation arrangement in connection with Mr. Pforr's appointment as Interim Chief Executive Officer would be disclosed in a subsequent Form 8-K once determined.

Item 8.01.	Other Events

Announcement of Rights Offering

On February 20, 2025, Mtron announced that its Board authorized and approved a rights offering (the "Rights Offering") pursuant to which the Company will distribute transferable subscription rights (the "Rights") to purchase up to 582,233 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") to holders of record of Common Stock as 5:00 p.m., Eastern Time, on March 3, 2025 (the "Record Date").

The Rights Offering will give Company stockholders as of the Record Date the opportunity to subscribe for their basic subscription amount of newly issued shares of Common Stock in proportion to their respective existing ownership amounts. Company stockholders who exercise their respective full basic Rights will have over-subscription privileges giving such Company stockholders the option to subscribe for any shares of Common Stock that remain unsubscribed at the expiration of the Rights Offering, subject to certain ownership limitations. If the aggregate Rights (basic subscriptions plus over-subscriptions) exceed the amount offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the Company's stockholders exercising their respective over-subscription privileges based on the basic subscription amounts of such stockholders.

Upon commencement of the Rights Offering, the Company will distribute to each holder of Common Stock as of the Record Date transferable Rights to purchase shares of Common Stock. The subscription price has yet to be determined. Each stockholder as of the Record Date will be issued one right for each outstanding share of Common Stock owned on the Record Date. Five (5) Rights can be used to purchase one share of Common Stock. No fractional shares will be issued. Trading in the Rights on NYSE American LLC ("NYSE American") is expected to begin on a "when-issued" basis on February 28, 2025 under the symbol "MPTI RTWI." Trading in the Rights on NYSE American is expected to begin on a "regular way" basis on March 5, 2025 under the symbol "MPTI RT" and continue until the close of trading on NYSE American on March 20, 2025 (or, if the offer is extended, on the business day immediately prior to the extended expiration date). The Rights Offering is currently expected to commence promptly after the Record Date and expire at 5:00 p.m., Eastern Time, on March 21, 2025, unless extended by the Company.

The Company reserves the right to modify, postpone or cancel the Rights Offering at any time prior to the closing of the sale of the Common Stock in the Rights Offering.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Rights Offering, including the Rights and the shares of Common Stock issuable upon exercise thereof, will be filed with the Securities and Exchange Commission (the "SEC") and will be available on the SEC's website located at http://www.sec.gov. Holders of Common Stock or other investors should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Rights Offering. Please read the prospectus supplement, rights agreement and other materials that the Company files with the SEC when they become available as they will contain important information about the terms of the Rights Offering.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this communication which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any stockholder of the Company or other investor will exercise the Rights held by such stockholder or other investor, and as a result there can be no guarantee that the Company will derive the benefits of the transactions described in this communication. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this communication speak as of the date of this communication. The forward-looking statements contained in this communication reflect management’s estimates and beliefs as of the date of this communication. The Company does not undertake to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: February 21, 2025	By:	/s/ Linda M. Biles
		Name:	Linda M. Biles
		Title:	Executive Vice President - Finance